Nicor Inc.
                                                            Form S-8
                                                            Exhibit 24.01

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                      /s/  ROBERT M. BEAVERS, JR.
                                    ------------------------------
                                        Robert M. Beavers, Jr.








                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                         /s/  BRUCE P. BICKNER
                                     -----------------------------
                                              Bruce P. Bickner









                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                      /s/  JOHN H. BIRDSALL, III
                                     -----------------------------
                                         John H. Birdsall, III








                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                        /s/  THOMAS A. DONAHOE
                                     -----------------------------
                                           Thomas A. Donahoe








                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.




                                         /s/  THOMAS L. FISHER
                                     -----------------------------
                                           Thomas L. Fisher







                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                          /s/  JOHN E. JONES
                                     -----------------------------
                                             John E. Jones








                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                         /s/  DENNIS J. KELLER
                                    ------------------------------
                                           Dennis J. Keller








                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                        /s/  WILLIAM A. OSBORN
                                     -----------------------------
                                           William A. Osborn







                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                             /s/  JOHN RAU
                                    ------------------------------
                                               John Rau









                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                         /s/  PATRICIA A. WIER
                                     -----------------------------
                                           Patricia A. Wier





                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

          That the undersigned, a Director, Officer, or Director and Officer of NICOR Inc., an Illinois corporation, does hereby constitute and appoint K.L. HALLORAN and J.L. METZ, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director, Officer, or Director and Officer, a Registration Statement (and such amendment or amendments thereto as may be necessary) under the Securities Act of 1933, with respect to the Nicor Companies Savings Investment Plan and the Nicor Gas Thrift Plan, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

          IN WITNESS WHEREOF, I have hereunto signed this Power of Attorney this 15th day of November, 2001.





                                         /s/  JOHN F. RIORDAN
                                    ------------------------------
                                            John F. Riordan